UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2014

CNL Healthcare Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54685	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On February 26, 2015, CNL Healthcare Properties, Inc. (the “Company”) filed a Current Report on Form 8-K disclosing our acquisition of a medical office building on February 20, 2015 (the “UT Cancer Institute Building”), which represents the tenth property in our Southeast Medical Office Properties portfolio.

(a)	Financial Statements of Business Acquired.

The Current Report on Form 8-K is hereby amended to include the required financial statements for the acquisition of a medical office building on February 20, 2015.

Southeast Medical Office Properties - UT Cancer Institute Building (One Property)

Statements of Revenues and Certain Expenses:

Independent Auditor’s Report

Statements of Revenues and Certain Expenses for the Year Ended December 31, 2014 (Audited) and the Period Ended January 31, 2015 (Unaudited).

Notes to Statements of Revenues and Certain Expenses

(b)	Pro Forma Financial Information.

The Current Report on Form 8-K is hereby amended to include the required financial statements for the acquisition of a medical office building on February 20, 2015.

CNL Healthcare Properties, Inc. and Subsidiaries

Pro Forma Condensed Consolidated Financial Statements (Unaudited):

Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2014

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2014

Notes to Pro Forma Condensed Consolidated Financial Statements

Cautionary Note Regarding Forward-Looking Statements

The information above contains “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, the economy, and other future conditions and forecasts of future events, and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors.

Some factors that might cause such a difference include, but are not limited to, the following: the Company’s inability to identify a liquidity event or, even if identified, complete a transaction on favorable terms; risks associated with the Company’s investment strategy; a worsening economic environment in the U.S. or globally, including financial market fluctuations; risks associated with real estate markets, including declining real estate values; risks associated with the limited amount of proceeds raised in the Company’s offering of its shares, including the limited number of investments made; risks of doing business internationally, including currency risks; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with debt covenants; the Company’s inability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to property expansions and renovations; competition for properties and/or tenants; defaults on or non-renewal of leases by tenants; failure to lease properties on favorable terms or at all; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the impact of changes in accounting rules; the impact of regulations requiring periodic valuation of the Company on a per share basis; inaccuracies of the Company’s accounting estimates; unknown liabilities of acquired properties or liabilities caused by property managers or operators; consequences of the Company’s net operating losses; increases in operating costs and other expenses; uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding and/or potential litigation; risks associated with the Company’s tax structuring; failure to maintain the Company’s REIT qualification; and the Company’s inability to protect its intellectual property and the value of its brand.

Given these uncertainties, the Company cautions you not to place undue reliance on such statements. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained from the Company’s website at www.incometrust.com. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL HEALTHCARE PROPERTIES, INC.

Date: April 13, 2015	By:	/s/ Joseph T. Johnson
	Name:	Joseph T. Johnson
	Title:	Senior Vice President and Chief Financial Officer

SOUTHEAST MEDICAL OFFICE PROPERTIES

UNIVERSITY OF TENNESSEE CANCER INSTITUTE

KNOXVILLE, TENNESSEE

STATEMENTS OF REVENUES AND

CERTAIN EXPENSES

FOR THE YEAR ENDED

DECEMBER 31, 2014 (AUDITED) AND

THE PERIOD ENDED

JANUARY 31, 2015 (UNAUDITED)

INDEPENDENT AUDITORS’ REPORT

To the Stockholders of

CNL Healthcare Properties, Inc.

We have audited the accompanying statement of revenues and certain expenses of University of Tennessee Cancer Institute (the “Property”), as described in Note A, for the year ended December 31, 2014, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of a financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Properties, as described in Note A, for the year ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and, as described in Note A, is not intended to be a complete presentation of the Properties’ revenues and expenses.

AGH, LLC

April 13, 2015

3500 Piedmont Road • Suite 500 • Atlanta, Georgia 30305 • Phone (404) 233-5486 • Fax (404) 237-8325

cpa@aghllc.com • www.aghllc.com

Members of The American Institute of CPAs, Georgia Society of CPAs and Geneva Group International

SOUTHEAST MEDICAL OFFICE PROPERTIES

UNIVERSITY OF TENNESSEE CANCER INSTITUTE

KNOXVILLE, TENNESSEE

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

	For the Year Ended December 31, 2014 (Audited)	For the Period Ended January 31, 2015 (Unaudited)

Revenues
Rental income	$2,211,934	$184,200
Other operating income	700,298	55,364

Total revenues	2,912,232	239,564

Certain Expenses
General and administrative expenses	208,110	30,509
Ground lease expense	23,988	3,497
Insurance expense	19,718	1,643
Management fees	72,046	6,141
Real estate taxes	54,411	4,534
Repairs and maintenance	156,766	15,846
Utilities	257,242	21,517

Total certain expenses	792,281	83,687

Net Revenues	$2,119,951	$155,877

See Independent Auditors’ Report and Accompanying Notes

SOUTHEAST MEDICAL OFFICE PROPERTIES

UNIVERSITY OF TENNESSEE CANCER INSTITUTE

KNOXVILLE, TENNESSEE

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Note A – Organization and Basis of Presentation

The statement of revenues and certain expenses (the “financial statement”) for the year ended December 31, 2014 relates to the operations of the Property. The Property is a medical office building located in Knoxville, Tennessee containing 100,104 rentable square feet. As of December 31, 2014, the Property was 100% leased.

The accompanying financial statement is presented in conformity with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the period presented, as certain expenses which may not be comparable to the expenses expected to be incurred in the future operations of the Property have been excluded. Expenses excluded consist of depreciation, amortization, income taxes and certain other expenses not directly related to the future operations of the Property.

The statement of revenues and certain expenses for the period ended January 31, 2015 is unaudited. However, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of this statement of revenues and certain expenses for the interim period on the basis described above have been included. The results for such an interim period are not necessarily indicative of the results for the entire year.

Note B – Summary of Significant Accounting Policies

Use of estimates

The preparation of the financial statement in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect various amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

Revenue recognition

Rental income from the operating leases, which includes scheduled increases over the lease term, is recognized on a straight-line basis. For the year ended December 31, 2014 and period ended January 31, 2015, income recognized on a straight-line basis is more than income that would have accrued in accordance with the lease terms by $237,360 and $16,489, respectively.

Deferred lease expense

The expense from the operating lease, which includes scheduled increases over the lease term, is recognized on a straight-line basis. For the year ended December 31, 2014 and period ended January 31, 2015, the expense recognized on a straight-line basis exceeded payments made by the Property by $11,297 and $935, respectively.

Note C – Future Rental Payments

Available space at the Property is leased to tenants under non-cancellable operating leases that expire on various dates through August 2027. The leases provide for increases in future minimum rental payments. Also, certain leases require reimbursement of common area maintenance charges, certain operating expenses, and real estate taxes.

See Independent Auditors’ Report

SOUTHEAST MEDICAL OFFICE PROPERTIES

UNIVERSITY OF TENNESSEE CANCER INSTITUTE

KNOXVILLE, TENNESSEE

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Note C – Future Rental Payments (continued)

The minimum future rental payments from these leases as of December 31, 2014 are as follows:

2015	$2,013,943
2016	2,054,222
2017	2,095,306
2018	2,137,212
2019	2,179,957
Thereafter	15,399,198

$25,879,838

Note D – Concentration of Revenue

The Property received approximately 73% of its revenue from one tenant during the year ended December 31, 2014 and the period ended January 31, 2015. The loss of this tenant could have a significant negative impact on the Property’s operations.

Note E – Commitments and Contingencies

The building leases land under a non-cancelable operating lease. The lease requires quarterly payments and terminates on July 31, 2076. The following is a schedule of future minimum rental payments required for the years ending December 31:

2015	$12,820
2016	12,897
2017	13,875
2018	13,954
2019	14,035
Thereafter	1,452,881

$1,520,462

For the year ended December 31, 2014, the ground lease expense on a straight-line basis was $23,988.

Note F – Related Parties

The Property is under a property management agreement with an affiliate of the Property’s owners. For the year ended December 31, 2014 and the period ended January 31, 2015, the Property incurred $72,046 and $6,141, respectively, in management fees.

See Independent Auditors’ Report

SOUTHEAST MEDICAL OFFICE PROPERTIES

UNIVERSITY OF TENNESSEE CANCER INSTITUTE

KNOXVILLE, TENNESSEE

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Note G – Subsequent Events

Subsequent events have been evaluated through April 13, 2015, the date the financial statement was available for issuance. Management has determined that there are no subsequent events that require disclosure under Financial Accounting Standards Board Accounting Standards Codification Topic 855, Subsequent Events.

See Independent Auditors’ Report

CNL HEALTHCARE PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

The following unaudited pro forma condensed consolidated financial statements have been prepared to provide pro forma information with regards to certain real estate acquisitions, financing transactions and dispositions, as applicable.

The accompanying unaudited pro forma condensed consolidated balance sheet of CNL Healthcare Properties and subsidiaries (collectively, the “Company”) is presented as if the UT Cancer Institute Building acquisition described in Note 2. “Pro Forma Transactions” had occurred as of December 31, 2014. The accompanying unaudited pro forma condensed consolidated statements of operations of the Company are presented for the year ended December 31, 2014 (the “Pro Forma Period”), and include certain pro forma adjustments to illustrate the estimated effect of the Company’s acquisitions described in Note 2. “Pro Forma Transactions” as if such events had occurred on January 1, 2014.

This pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the transactions reflected herein had occurred on the date or been in effect during the period indicated. This pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s financial statements as filed on Form 10-K for the year ended December 31, 2014.

CNL HEALTHCARE PROPERTIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

DECEMBER 31, 2014

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	CNL Healthcare Properties, Inc. Historical	Pro Forma Adjustments		CNL Healthcare Properties, Inc. Pro Forma

Real estate assets:
Real estate investment properties (including VIEs $174,449)	$1,657,500	$28,042	(a)	$1,685,542
Real estate under development, including land (including VIEs $47,153)	47,153	—		47,153

Total real estate assets	1,704,653	28,042		1,732,695

Intangibles, net (including VIEs $25,519)	140,264	6,039	(a)	146,303

Cash (including VIEs $6,280)	91,355	(33,660	) (a)	57,041

		(654	) (b)

Loan costs, net (including VIEs $2,300)	14,012	—		14,012

Other assets (including VIEs $467)	11,197	—		11,197

Restricted cash (including VIEs $5,304)	10,753	—		10,753

Deferred Rent (including VIEs $2,978)	8,240	—		8,240

Investments in unconsolidated entities	7,379	—		7,379

Deposits (including VIEs $44)	1,162	—		1,162

Total assets	$1,989,015	$(233)		$1,988,782

LIABILITIES AND STOCKHOLDERS’ EQUITY

Mortgages and other notes payable (including VIEs $137,754)	$853,561	$—		$853,561

Revolving Credit Facility	206,403	—		206,403

Other liabilities (including VIEs $4,949)	27,448	421	(a)	27,869

Accounts payable and accrued expenses (including VIEs $2,317)	18,493	—		18,493

Accrued development costs (including VIEs $7,951)	7,951	—		7,951

Due to related parties (including VIEs $219)	2,999	—		2,999

Total liabilities	1,116,855	421		1,117,276

Commitments and contingencies

Redeemable noncontrolling interest	568	—		568

Stockholders’ equity:

Preferred stock, $0.01 par value per share, 200,000 shares authorized; none issued or outstanding	—	—		—
Excess shares, $0.01 par value per share 300,000 shares authorized; none issued or outstanding	—	—		—
Common stock, $0.01 par value per share 1,120,000 shares authorized 116,672 shares issued and 116,256 outstanding	1,163	—		1,163

Capital in excess of par value	1,007,326	—		1,007,326

Accumulated loss	(83,091)	(654	) (b)	(83,745)

Accumulated distributions	(49,342)	—		(49,342)

Accumulated other comprehensive loss	(4,864)	—		(4,864)

Total stockholders’ equity	871,192	(654)		870,538

Noncontrolling interest	400	—		400

Total equity	872,160	(654)		871,106

Total liabilities and equity	$1,989,015	$(233)		$1,988,382

The abbreviation VIEs above mean variable interest entities.

See accompanying notes to unaudited pro forma consolidated financial statements

CNL HEALTHCARE PROPERTIES, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

(IN THOUSANDS, EXCEPT PER SHARE DATA)

	CNL Healthcare Properties, Inc. Historical	UT Cancer Institute Historical (1)	UT Cancer Institute Pro Forma Adjustments		Southeast Medical Office Properties Historical (2)	Southeast Medical Office Properties Pro Forma Adjustments		Pacific Northwest II Pro Forma Adjustments		CNL Healthcare Properties, Inc. Pro Forma
Revenues:

Rental income from operating leases	$49,305	$2,212	$(41	) (a)	$15,322	$4,437	(g)	$—		$71,235

Resident fees and services	123,777	—	—		—	—		1,649	(j)	125,426

Tenant reimbursement income	7,504	700	—		978	288	(g)	—		9,470

Interest income on note receivable from related party	498	—	—		—	—		—		498

Total revenues	181,084	2,912	(41)		16,300	4,725		1,649		206,629

Expenses:

Property operating expenses	93,549	720	39	(a)	5,823	1,587	(g)	674	(j)	102,392

General and administrative	6,877	—	—		—	—		180	(j)	7,057

Acquisition fees and expenses	23,931	—	—		—	(5,073	) (c)	(4,863	) (c)	13,995

Asset management fees	8,481	—	337	(b)	—	2,314	(h)	105	(k)	16,104

						4,867	(e)

Property management fees	8,942	72	51	(d)	520	259	(h)	88	(k)	9,932

Contingent purchase price consideration adjustment	(630)	—	—		—	—		—		(630)

Depreciation and amortization	63,112	—	1,142	(f)	—	12,660	(i)	588	(l)	77,502

Total expenses	204,262	792	1,569		6,343	16,614		(3,228)		226,352

Operating income (loss)	(23,178)	2,120	(1,610)		9,957	(11,889)		4,877		(19,723)

Other income (expense):
Interest and other income	104	—	—		—	—		—		104

Interest expense and loan cost amortization	(30,487)	—	—		—	(3,204	) (g)	(488	) (j)	(34,179)
Equity in loss of unconsolidated entities	(1,387)	—	—		—	—		—		(1,387)
Gain on purchase of controlling interest of investment in unconsolidated entity	2,798	—	—		—	—		—		2,798

Total other expense	(28,972)	—	—		—	(3,204)		(488)		(32,664)

Net income (loss) before income taxes	(52,150)	2,120	(1,610)		9,957	(15,093)		4,389		(52,387)

Income tax benefit	(361)	—	—		—	—		—		(361)

Net income (loss)	$(52,511)	$2,120	$(1,610)		$9,957	$(15,093)		$4,389		$(52,748)

Loss per share of common stock (basic and diluted)	$(0.63)									$(0.56)

Weighted average number of shares of common stock outstanding (basic and diluted) (m)	83,457									94,968

CNL HEALTHCARE PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014

1.	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated balance sheet of Company is presented as if the UT Cancer Institute Building acquisition described in Note 2. “Pro Forma Transactions” had occurred as of December 31, 2014. The accompanying unaudited pro forma condensed consolidated statement of operations of the Company are presented for the Pro Forma Period and include certain pro forma adjustments to illustrate the estimated effect of the Company’s acquisitions, described in Note 2. “Pro Forma Transactions” as if such events had occurred on January 1, 2014. The amounts included in the historical columns represent the Company’s, or its acquirees, historical balance sheet and operating results for the Pro Forma Period presented.

The accompanying unaudited pro forma consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transactions reflected herein had occurred, or been in effect during the Pro Forma Period. In addition, this pro forma consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transactions

UT Cancer Institute Building

On February 20, 2015, the Company acquired a leasehold interest in a medical office building for a purchase price of approximately $33.7 million, which was funded with proceeds from the Company’s Offering. The UT Cancer Institute Building features approximately 0.1 million of rentable square feet and will be managed by a third-party property manager. The Company will pay the property manager a fee equal to 3.5% of the monthly collected gross revenues and will reimburse the property manager for operating expenses incurred that are consistent with the annual business plan.

The following summarizes the allocation of the purchase price for the Southeast Medical Office Properties and the estimated fair values of the assets acquired (in thousands):

Land	$—
Land improvements	421
Building and building improvements	27,621
Lease intangibles	6,039
Other liabilities	(421)

Net assets acquired	$33,660

CNL HEALTHCARE PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014

2.	Pro Forma Transactions (continued)

Southeast Medical Office Properties

On December 22, 2014, the Company acquired nine medical office properties for an aggregate purchase price of approximately $238 million, which consisted of the following interests: (i) ground lease interests in the land and a fee simple interest in the improvements which constitute Presbyterian Medical Tower; (ii) ground lease interests in the land and a fee simple interest in the improvements which constitute Midtown Medical Plaza; (iii) ground lease interests in the land and a fee simple interest in the improvements which constitute Metroview Professional Building; (iv) ground lease interests in the land and a fee simple interest in the improvements which constitute Matthews Medical Office Building; (v) ground lease interests in the land and a fee simple interest in the improvements which constitute 330 Physicians Center; (vi) ground lease interests in the land and a fee simple interest in the improvements which constitute Physicians Plaza Huntersville; (vii) right and title to the land and improvements that constitute Outpatient Care Center; (viii) right and title to the land and improvements that constitute Spivey Station Physicians Center; and (ix) right and title to the land and improvements that constitute Spivey Station ASC Building (collectively, the “Southeast Medical Office Properties”).

The Southeast Medical Office Properties feature approximately 0.9 million of rentable square feet and will be managed by a third-party property manager. The Company will pay the property manager a fee equal to 3.5% of the monthly collected gross revenues and will reimburse the property manager for operating expenses incurred that are consistent with the annual business plan.

The following summarizes the allocation of the purchase price for the Southeast Medical Office Properties and the estimated fair values of the assets acquired (in thousands):

Land	$2,141
Land improvements	1,926
Building and building improvements	210,212
Lease intangibles	27,226
Other liabilities	(3,505)

Net assets acquired	$238,000

In connection with the acquisition of the Southeast Medical Office Properties, the Company entered into a term loan agreement with a lender, providing for a five year term in the original aggregate principal amount of $142.7 million that bears a variable interest rate of 30-day LIBOR plus 2.00%, which as of December 31, 2014 equated to an interest rate of 2.17%. A one-eighth percentage point increase in LIBOR on the Company’s floating rate debt would have resulted in an increase in pro forma interest expenses of approximately $0.2 million for the year ended December 31, 2014.

Pacific Northwest II Communities

On February 3, 2014, the Company acquired four senior housing communities for a purchase price of approximately $88.3 million. The properties include: Bridgewood at Four Seasons Retirement & Assisted Living Community in Vancouver, WA, Rosemont Retirement & Assisted Living Community in Yelm, WA, Auburn Meadows Senior Community Assisted Living and Special Care in Auburn, WA, and Monticello Park Retirement & Assisted Living Community in Longview, WA. On March 3, 2014, the Company acquired the West Hills Retirement and Assisted Living Community in Corvallis, OR for a purchase price of approximately $15.0 million (collectively, these five communities are referred to as the “Pacific Northwest II Communities”).

CNL HEALTHCARE PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014

2.	Pro Forma Transactions (continued)

Pacific Northwest II Communities (continued)

The senior housing communities feature a total of 523 residential units and will be operated by a third-party property manager to perform the processes of managing the Pacific Northwest II Communities. The Company will pay the property manager a fee of 4% of the monthly gross revenues and will reimburse the property manager for operating expenses incurred that are consistent with the annual business plan for the Pacific Northwest II Communities.

The following summarizes the allocation of the purchase price for the Pacific Northwest II Communities and the estimated fair values of the assets acquired (in thousands):

Land	$5,792
Land improvements	1,839
Building and building improvements	85,656
Furniture, fixtures and equipment	2,905
In-place lease intangibles	7,057

Total assets acquired	$103,249

In connection with the acquisition of the Pacific Northwest II Communities, the Company entered into a term loan agreement with a lender, providing for a five year term in the original aggregate principal amount of $63.1 million that bears a fixed interest rate of 4.30%.

3.	Related Party Transactions

Pursuant to the Company’s advisory agreement, CNL Healthcare Corp. (the “Advisor”) receives investment services fees equal to 1.85% of the purchase price of properties for services rendered in connection with the selection, evaluation, structure and purchase of assets. In connection with the acquisitions, described in Note 2. “Pro Forma Transactions,” the Company incurred approximately $6.9 million in investment services fees payable to the Advisor. In addition, the Advisor is entitled to receive a monthly asset management fee of 0.08334% of the real estate asset value (as defined in the agreement) of the Company’s properties as of the end of the preceding month.

Pursuant to a master property management agreement, CNL Healthcare Manager Corp. (the “Property Manager”) receives property management fees of approximately 2% to 5% of gross revenues for management of the Company’s single tenant properties and an oversight fee equal to 1% of gross revenues for properties managed by a third-party property manager.

Pursuant to the Company’s Advisor expense support agreement, the Advisor has agreed to accept certain payments in the form of forfeitable restricted common stock of the Company in lieu of cash for asset management fees and specified expenses owed by the Company to the Advisor under the advisory agreement.

Commencing on April 1, 2013, the Advisor shall provide expense support to the Company through forgoing the payment of fees in cash and acceptance of restricted stock for services rendered and specified expenses incurred in an amount equal to the positive excess, if any, of (a) aggregate stockholder cash distributions declared for the applicable quarter, over (b) the Company’s aggregate modified funds from operations (as defined in the Advisor expense support agreement). During the year ended December 31, 2014, the Company received approximately $4.9 million of expense support from the Advisor as result of cash distributions exceeding modified funds from operations for the period.

CNL HEALTHCARE PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014

4.	Adjustments to Pro Forma Consolidated Balance Sheet

The adjustments to the unaudited pro forma condensed consolidated balance sheet represent adjustments needed to the Company’s historical balance sheet to present as if the acquisition of the UT Cancer Institute Building occurred as of December 31, 2014.

(a)	Represents the assets acquired, liabilities assumed, as well as cash on hand as of the balance sheet date used to finance the acquisition of the UT Cancer Institute Building, as described in Note 2.

(b)	Represents acquisition fees and expenses, including the investment services fee payable to the Advisor, as well as other expenses paid in connection with the closing of the UT Cancer Institute Building, as described in Note 2.

5.	Adjustments to Pro Forma Consolidated Statement of Operations

The historical amounts presented in the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2014 were derived as follows:

(1)	The UT Cancer Institute Building historical amounts represent the unaudited historical amounts for the year ended December 31, 2014 presented above on page 9.

(2)	The Southeast Medical Office Properties historical amounts represent the unaudited historical amounts for the period ended September 30, 2014 presented on Page 9 of Form 8-K/A filed February 27, 2015.

The following adjustments to the unaudited pro forma condensed consolidated statement of operations represent adjustments needed to present the Company’s results of operations as if the Company’s acquisitions, described in Note 2, had occurred on January 1, 2014:

(a)	Represents amortization of above and below market intangible assets and liabilities related to the UT Cancer Institute Building for the Pro Forma Period.

(b)	Represents the estimated pro forma adjustment for asset management fees due to the Advisor related to the UT Cancer Institute Building, as described in Note 3.

(c)	Represents the reversal of historical acquisition fees and expenses, including investment services fees to the Advisor incurred during the Pro Forma Period, that are nonrecurring charges directly related to the pro forma transactions described in Note 2.

(d)	Represents the estimated pro forma adjustment for property management fees due to the Property Manager related to the UT Cancer Institute Building, as described in Note 3.

(e)	Reversal of expense support received by the Company from its Advisor for the year ended December 31, 2014 as a result of the pro forma adjustments providing the Company with additional modified funds for the Pro Forma Period presented.

CNL HEALTHCARE PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014

5.	Adjustments to Pro Forma Consolidated Statement of Operations (continued)

(f)	Depreciation and amortization is computed using the straight-line method of accounting over the estimated useful lives of the related assets. The pro forma adjustments represent the estimated additional expenses as if the assets had been owned during the entire Pro Forma Period presented net of any actual depreciation or amortization on those assets as recognized in the Company’s historical results of operations.

Pro Forma Adjustments (in thousands)
Asset Classes	Estimated Useful Life	Year Ended December 31, 2014
Land	n/a	$—
Land improvements	15 years	28
Building and building improvements	39 years	708
In-place lease intangibles	18.6 years	406
Less: Actual depreciation and amortization expense recorded in historical financial statements		—

Total		$1,142

(g)	Represents the estimated pro forma adjustments related to the Southeast Medical Office Properties for the quarter ended December 31, 2014, which were derived from the audited historical amounts included on Page 9 of Form 8-K/A filed on February 27, 2015, offset by the reversal of actual amounts recorded in the Company’s historical results of operations for the Pro Forma Period (in thousands):

	Pro Forma Adjustments
Financial Statement Line Item	Pro Forma Quarter Ended December 31, 2014	Reversal of Historical Amounts Recorded	Pro Forma Quarter Ended December 31, 2014
Rental income from operating leases	$5,021	$(584)	$4,437

Tenant reimbursement income	$326	$(38)	$288

Property operating expenses	$1,754	$(167)	$1,587

Interest expense and loan cost amortization	$(3,346)	$142	$(3,204)

(h)	Represents the estimated pro forma adjustment for asset management fees due to the Advisor and property management fees due to the Property Manager, as described in Note 3, related to the Southeast Medical Office Properties for the quarter ended December 31, 2014, which were derived from the audited historical amounts included on Page 9 of Form 8-K/A filed on February 27, 2015, offset by the reversal of actual amounts recorded in the Company’s historical results of operations for the Pro Forma Period (in thousands):

	Pro Forma Adjustments
Financial Statement Line Item	Pro Forma Quarter Ended December 31, 2014	Reversal of Historical Amounts Recorded	Pro Forma Quarter Ended December 31, 2014
Asset management fee	$2,380	$(66)	$2,314

Property management fee	$279	$(20)	$259

CNL HEALTHCARE PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014

5.	Adjustments to Pro Forma Consolidated Statement of Operations (continued)

(i)	Depreciation and amortization is computed using the straight-line method of accounting over the estimated useful lives of the related assets. The pro forma adjustments represent the estimated additional expenses as if the assets had been owned during the entire Pro Forma Period presented net of any actual depreciation or amortization on those assets as recognized in the Company’s historical results of operations.

Pro Forma Adjustments (in thousands)
Asset Classes	Estimated Useful Life	Year Ended December 31, 2014
Land	n/a	$—
Land improvements	15 years	128
Building and building improvements	39 years	5,390
In-place lease intangibles	6.6 years	7,142
Less: Actual depreciation and amortization expense recorded in historical financial statements		—

Total		$12,660

(j)	Represents the estimated pro forma adjustments related to the Pacific Northwest II Communities for the quarter ended March 31, 2014, which were derived from the audited historical amounts included on page F-9 of Form 8-K/A filed on April 4, 2014, offset by the reversal of actual amounts recorded in the Company’s historical results of operations for the Pro Forma Period (in thousands):

	Pro Forma Adjustments
Financial Statement Line Item	Pro Forma Quarter Ended March 31, 2014	Reversal of Amounts Recorded	Pro Forma Quarter Ended March 31, 2014
Resident fees and services	$4,197	$(2,548)	$1,649

Property operating expenses	$1,839	$(1,165)	$674

General and administrative	$200	$(20)	$180

Interest expense and loan cost amortization	$(704)	$216	$(488)

These pro forma adjustments relate only to the three months ended March 31, 2014 as the acquired properties were operational for the full nine months from April 1, 2014 through December 31, 2014, and therefore, included in the Company’s historical operating results.

(k)	Represents the estimated pro forma adjustment for asset management fees due to the Advisor and property management fees due to the Property Manager, as described in Note 3, related to the Pacific Northwest II Communities for the Pro Forma Periods offset by the reversal of actual amounts recorded in the Company’s historical results of operations for the Pro Forma Period (in thousands):

	Pro Forma Adjustments
Financial Statement Line Item	Pro Forma Quarter Ended March 31, 2014	Reversal of Amounts Recorded	Pro Forma Quarter Ended March 31, 2014
Asset management fee	$258	$(153)	$105

Property management fee	$210	$(122)	$88

These pro forma adjustments relate only to the three months ended March 31, 2014 as the acquired properties were operational for the full nine months from April 1, 2014 through December 31, 2014, and therefore, included in the Company’s historical operating results.

CNL HEALTHCARE PROPERTIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2014

5.	Adjustments to Pro Forma Consolidated Statement of Operations (continued)

(l)	Depreciation and amortization is computed using the straight-line method of accounting over the estimated useful lives of the related assets. The pro forma adjustments represent the estimated additional expenses as if the assets had been owned during the entire Pro Forma Period presented net of any actual depreciation or amortization on those assets as recognized in the Company’s historical results of operations.

Pro Forma Adjustments (in thousands)
Asset Classes	Estimated Useful Life	Quarter Ended March 31, 2014
Land	n/a	$—
Land improvements	15 years	31
Building and building improvements	39 years	549
Furniture, fixtures and equipment	3 years	242
In-place lease intangibles	2.5 years	706
Less: Actual depreciation and amortization expense recorded in historical financial statements		(940)

Total		$588

These pro forma adjustments relate only to the three months ended March 31, 2014 as the acquired properties were operational for the full nine months from April 1, 2014 through December 31, 2014, and therefore, included in the Company’s historical operating results.

(m)	For purposes of determining the historical weighted average number of shares of common stock outstanding, stock distributions issued and paid through the date of this filing are treated as if they were issued at the beginning of the periods presented.

As a result of the UT Cancer Institute Building, Southeast Medical Office Properties and Pacific Northwest II Communities being treated in the pro forma condensed consolidated statement of operations as having been acquired as of the period presented, the Company assumed approximately 12.2 million of additional shares of common stock were sold during 2013 in its Offering, and the net proceeds were available for the purchase of the UT Cancer Institute Building, Southeast Medical Office Properties and Pacific Northwest II Communities as of January 1, 2014. Consequently, the weighted average numbers of shares outstanding for the Pro Forma Periods was adjusted to reflect this amount of shares as being issued on or before the Pro Forma Period instead of the actual dates issued, and were treated as outstanding for the full Pro Forma Period. Pro forma earnings per share were calculated based on the weighted average number of shares of common stock outstanding, as adjusted. The additional weighted average number of common stock outstanding of approximately 11.5 million shares for the year ended December 31, 2014 is reflective of the aforementioned 12.2 million of additional shares assumed to be sold during 2013 being outstanding for Pro Forma Period.